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                         UNIVERSAL CAPITAL GROWTH FUND
                SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 1997


The Fund's investment adviser, Integrated Financial Services, Inc. (the "Adviser"), has entered into an Asset Purchase Agreement with Graver, Bokhof, Goodwin & Sullivan ("GBGS"). Upon closing of the asset sale, GBGS would assume the investment management of the Fund under the same terms and conditions as the current investment advisory agreement and would assume the Adviser's current undertaking to limit the Fund's annual ordinary operating expenses to 2% of the Fund's average daily net assets through December 31, 1997. After the closing of the asset sale, Dreher & Associates, Inc. ("Dreher") is expected to continue to serve as the Fund's distributor.

Under the Investment Company Act of 1940, the asset sale would constitute an "assignment" of the Fund's investment advisory agreement and, therefore, an automatic termination of that agreement. Accordingly, the Adviser and GBGS will seek prior approval of the agreement from the Fund's board of trustees and shareholders, and the closing of the asset sale is conditioned upon such approval. The closing is expected to occur on August 6, 1997 or as soon thereafter as practicable.

GBGS, a registered investment adviser, is organized as an Illinois limited partnership and is located at 100 South Wacker Drive, Chicago, Illinois 60606. The Fund is proposed to be managed by a committee consisting of senior GBGS partners and associates.


                 The Date of this Supplement is June 11, 1997